Related-Party and Party-In-Interest Transactions	12 Months Ended
Dec. 31, 2025
SBA Defined Contribution Plan for Citizens and Farmers Bank (the Plan)
Related-Party and Party-In-Interest Transactions
Related-Party and Party-In-Interest Transactions

Note 7.       Related-Party and Party-In-Interest Transactions

The Plan allows funds to be invested in the common stock of the Corporation, the parent company of the Plan Sponsor.  Therefore, the Corporation is a party-in-interest.  Investment in employer securities is allowed by ERISA and the United States Department of Labor’s Rules and Regulations, and the fair value of the Employer Common Stock is based on quotes from an active market.

Certain Plan investments were managed by Voya Retirement Insurance and Annuity Company (Voya).  Voya serves as the trustee and recordkeeper for the Plan and, therefore, these transactions qualify as party-in-interest transactions.

Voya provides certain administrative services to the Plan pursuant to an agreement between the Plan and Voya.  Voya receives revenue from mutual fund and collective trust fund service providers for services Voya provides to the funds.  This revenue is used to offset certain amounts owed to Voya for its administrative services to the Plan.

If the revenue received by Voya from such mutual fund or collective trust fund service providers exceeds the amount owed under the agreement, Voya remits the excess to the Plan’s trust.  Such amounts may be applied to pay Plan administrative expenses or allocated to the accounts of the participants.  During 2025 and 2024, there were no such excess amounts.  The Plan or Plan Sponsor may make a payment to Voya for administrative expenses not covered by revenue sharing.

The Virginia Bankers Association Benefits Corporation receives fees from the Plan for serving in its capacity as the plan administrator and co-fiduciary of the Plan. These fees are included as a component of administrative expenses on the Statements of Changes in Net Assets Available for Benefits.